POLYNOUS GROWTH FUND

Supplement to Prospectus dated November 28, 2007

Effective March 1, 2008, the address of the Fund’s investment adviser, Polynous Capital Management, Inc., has changed. The new address is:

Polynous Capital Management, Inc.

880 Franklin St., Suite 705

San Francisco, CA 94102

This Supplement and the Prospectus dated November 28, 2007 provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated November 28, 2007, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling the Fund at (800) 528-8069.

This Supplement is dated April 7, 2008